SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                      [ X ]
Filed by a Party other than the Registrant   [   ]
Check the appropriate box:
[ X ]    Preliminary Proxy Statement
[   ]    Confidential, for use of the Commission Only (as permitted by
         Rule 14a-6(e)(2)
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                           CHAPARRAL RESOURCES, INC.
                  ---------------------------------------------
                (Name of Registrant as Specified In Its Charter)


           -----------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant

Payment of Filing Fee (Check the appropriate box):
[ X ]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a(6(i(2) or Item 22(a)(2) of Schedule 14A
[   ]    $500 per each party to the controversy pursuant to Exchange Act
         Rule 14a-6(i)(3)
[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

[   ]     Fee paid previously with preliminary materials.

[   ]     Check  box if any part of the fee is offset  as  provided  by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

                                                                PRELIMINARY COPY


                            CHAPARRAL RESOURCES, INC.
                          621 - 17th Street, Suite 1301
                             Denver, Colorado 80293

                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 17, 1996

                           ---------------------------

TO OUR SHAREHOLDERS:

     The Annual Meeting of Shareholders of Chaparral Resources, Inc. ("Company"), a Colorado corporation, will be held at 10:00 a.m., Mountain Time, on July 17, 1996 in the Conference Room at 900 Denver Club Building, 518 - 17th Street, Denver, Colorado 80202, for the purpose of considering and acting upon the following:

     (1) The election of eight directors

     (2) Approval of a proposal to amend Article FOURTH of the Company's Restated Articles of Incorporation + Amendments to increase the number of shares of $0.10 par value common stock the Company is authorized to issue from 50,000,000 shares to 100,000,000 shares and to correct a typographical error therein.

     (3) Such other matters as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on May 31, 1996, are entitled to notice of and to vote at the meeting.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      BARRY W. SPECTOR
                                      Corporate Secretary

Denver, Colorado
Date June 7, 1996




- --------------------------------------------------------------------------------
THE FORM OF PROXY IS ENCLOSED. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                                                PRELIMINARY COPY





                            CHAPARRAL RESOURCES, INC.
                          621 - 17th Street, Suite 1301
                             Denver, Colorado 80293

                         ------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 17, 1996

                         ------------------------------

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Chaparral Resources, Inc. ("Company"), for use at the Company's Annual Meeting of Shareholders to be held at 10:00 a.m., Mountain Time on July 17, 1996, in the Conference Room, 900 Denver Club Building, 518 - 17th Street, Denver, Colorado 80202, and at any adjournment thereof. It is planned that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about June 7, 1996.

     Any person signing and mailing the enclosed Proxy may revoke it at any time before it is voted by giving written notice of the revocation to the Company's Corporate Secretary or by voting in person at the meeting.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

     All voting rights are vested exclusively in the holders of the Company's $0.10 par value common stock with each share entitled to one vote. Cumulative voting in the election of directors is not permitted. As of May 31, 1996, the record date for shareholders entitled to vote at the meeting, the Company had 36,744,192 shares of its $0.10 par value common stock issued and outstanding.

     The following persons are the only persons known to the Company who on May 31, 1996 owned beneficially more than 5% of the Company's outstanding $0.10 par value common stock,


                                                     Amount and Nature of    Percent
Name and Address of Beneficial Owner                Beneficial Ownership(1)  of Class
- ------------------------------------                ----------------------   --------


Drake and Company ................................        3,000,000           8.16%
CitibankPerformance Portfolio S.A
c/o Citibank, N.A
153 E. 53rd Street
21st Floor
New York, NY 10043

Allen & Company Incorporated .....................        2,962,000(2)        7.80%
711 Fifth Avenue
New York, New York 10022

Crescent Investment ..............................        2,000,000           5.44%
865 Figueroa Street
Suite 1500
Los Angeles, California 90017

Whittier Ventures, LLC ...........................        2,000,000           5.44%
1600 Huntington Drive
So. Pasadena, California 91030

- --------------

(1) To the knowledge of the Company's management, the beneficial owners listed have sole voting and investment power with respect to the shares shown unless otherwise indicated.

(2) The 2,962,000 shares include 1,222,000 shares underlying unexercised warrants.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table shows as of May 31, 1996, the shares of the Company's $0.10 par value common stock beneficially owned by each director of the Company and the shares beneficially owned by all of the directors and officers of the Company as a group:


                                                      Amount and Nature of    Percent
Name and Address of Beneficial Owner                 Beneficial Ownership(1)  of Class
- ------------------------------------                 ---------------------    --------

Paul V. Hoovler ........................................   1,590,952(2)       4.27%
Matthew R. Hoovler .....................................     536,049(3)       1.45%
Barry W. Spector .......................................      56,250(4)       0.15%
Peter G. Dilling .......................................        -0-           0.0%
Frank H. Gower, Jr .....................................     593,080(5)       1.61%
James A. Jeffs .........................................     925,500(6)       2.52%
Howard Karren ..........................................     350,000(7)       0.94%
Jay W. McGee ...........................................     930,678(8)       2.53%
All Directors and Officers as a Group (eight persons) ..   4,982,509         13.13%
- --------------

(1) The beneficial owners listed have sole voting and investment power with respect to the shares shown unless otherwise indicated.

(2) The 1,590,952 shares include 725,485 shares and 500,000 shares underlying unexercised warrants owned by Paul V. Hoovler and 365,466 shares held in trust in the Company's 401(k) Plan & Trust. Paul V. Hoovler, trustee of the 401(k) Plan & Trust, has sole voting and investment power over the total 365,466 shares which are owned by the employees of the Company, including Paul V. Hoovler, who beneficially owns 95,582 of the shares.

(3) The 536,049 shares include 52,000 shares and 250,000 shares underlying unexercised warrants owned by Matthew R. Hoovler, 131,049 shares owned jointly by Mr. Hoovler and his wife, 97,000 shares owned by Mr. Hoovler's wife and 6,000 shares owned by his daughter over all of which shares Mr. Hoovler may be deemed to have shared voting and investment power. Not included are 105,607 shares beneficially owned by Matthew R. Hoovler but held in trust in the Company's 401(k) Plan & Trust. Paul V. Hoovler, trustee of the 401(k) Plan & Trust, has sole voting and investment power over these shares.

(4) The 56,250 shares include 37,500 shares owned by Barry W. Spector and 18,750 shares owned by his minor children over all of which shares Mr. Spector may be deemed to have sole voting and investment power.

(5) The 593,000 shares include 224,608 shares and 100,000 shares underlying unexercised warrants owned by Mr. Gower, 250,000 shares owned by Gower Oil Company and 18,472 shares owned by Mr. Gower's wife, over all of which shares Mr. Gower may be deemed to have shared voting and investment power.

(6) Includes 925,500 of a total of 4,250,000 shares being held in escrow in connection with the acquisition of Central Asian Petroleum, Inc. as described under "Certain Transactions".

(7) The 350,000 shares are to be issued to Mr. Karren either directly or in connection with the acquisition by the Company of MD International Petroleum, Inc. ("MDI"). See "Certain Transactions".

(8) Includes 925,500 of a total of 4,250,000 shares being held in escrow in connection with the acquisition of Central Asian Petroleum, Inc. as described under "Certain Transactions", and 5,178 shares owned jointly with his wife.

     Except to the extent the agreement relating to the acquisition of the outstanding shares of Central Asian Petroleum, Inc. as described under "Certain Transactions" could in the future result in a change in control, there are presently no arrangements of any kind which may at a subsequent date result in a change in control of the Company.

                              ELECTION OF DIRECTORS

     The Company's bylaws provide for a Board of Directors consisting of eight directors. The persons named in the enclosed form of proxy will vote the shares represented by such proxy for the election of the eight nominees for director named below. If at the time of the meeting any of these nominees shall have become unavailable for election as a director for any reason, which event is not expected to occur, the persons entitled to vote the proxy will vote for such substitute nominee or nominees, if any, as they determine in their discretion. If elected, the nominees for director will hold office until the next annual meeting of shareholders, which it is anticipated will be held during 1997, or until their successors are elected and qualified. The nominees for director, each of whom has consented to serve if elected, are as follows:


Name of Nominee and Position,                Director
if any, in the Company                       Since              Age                 Principal Occupation for last Five Years
- ----------------------                       -----              ---                 ----------------------------------------


Paul V. Hoovler.........................     1972               68                  President, Chief Executive Officer and
(President and Chief Executive                                                      director of the Company since 1972
Officer since 1972)

Matthew R. Hoovler..................         1987               43                  Vice President of the Company since 1980;
(Vice President since 1980 and                                                      Treasurer since 1982.
Treasurer since 1982)

Frank H. Gower, Jr....................       1972               72                  Director of the Company since 1972.  Mr.
                                                                                    Gower and his wife are the sole owners of
                                                                                    Gower Oil Company, Denver, Colorado.

Barry W. Spector.......................      1995               44                  Secretary of the Company since 1995.
(Secretary since 1995)                                                              Attorney engaged in the practice of law as a
                                                                                    sole practitioner emphasizing oil and gas and
                                                                                    business law since 1979.

Peter G. Dilling.........................    1995               46                  President and a director of M-D International
                                                                                    Petroleum, Inc., an oil and gas company, since
                                                                                    September 1994.  A partner of M-D
                                                                                    International, an unincorporated oil and gas
                                                                                    business, from March 1993 to the present.  A
                                                                                    consultant to the international oil and gas
                                                                                    industry  from 1986 to 1993.






Name of Nominee and Position,                Director
if any, in the Company                       Since              Age                 Principal Occupation for last Five Years
- ----------------------                       -----              ---                 ----------------------------------------


James A. Jeffs............................   1995               43                  Chief Investment Officer for the Whittier
                                                                                    Trust Company since 1994.  A director of M-
                                                                                    D International Petroleum, Inc., an oil and gas
                                                                                    company, since 1994.  Senior Vice President
                                                                                    of Union Bank of Los Angeles from 1993 to
                                                                                    1994.  Chief Investment Officer for Northern
                                                                                    Trust of California, N.A., from 1991 to 1992.
                                                                                    President and chief executive officer of TSA
                                                                                    Capital Management, and Senior Vice
                                                                                    President of Trust Services of America,
                                                                                    capital management companies, from 1988 to
                                                                                    1991.

Howard Karren..........................      1995               65                  A consultant to Enron Oil & Gas International
                                                                                    Co., an oil and gas company, since 1994.
                                                                                    President and Vice Chairman of Enron Oil &
                                                                                    Gas International Co., an oil and gas
                                                                                    company, from 1984 until 1994.

Jay W. McGee...........................      1995               48                  Director of M-D International Petroleum, Inc.,
                                                                                    an oil and gas company, since September
                                                                                    1994.  Manager of M-D International, an
                                                                                    unincorporated oil and gas entity, from March
                                                                                    1993 to the present.  Vice President of Anglo
                                                                                    Suisse L.P., an oil and gas company, from
                                                                                    September 1990 to February 1993.  Prior
                                                                                    thereto, Director of Exploration of Anglo
                                                                                    Suisse, Inc., an oil and gas company.


     Paul V. Hoovler is the President and a shareholder of The Minnelusa Company ("Minnelusa"), a privately held Florida corporation, the sole business of which is the operation of Deep Lagoon Marina located in Ft. Myers, Florida. Minnelusa filed for bankruptcy under Chapter 11 of the United States Bankruptcy Code on January 18, 1994. The primary reason for the bankruptcy petition was the filing of a lawsuit by three of the individual Minnelusa shareholders who demanded payment on promissory notes made by Minnelusa to purchase their Minnelusa stock. Prior to the filing of the bankruptcy, it was determined that the acquisition of their stock, which placed Minnelusa in insolvency, was an illegal transaction under the laws of Florida. Frank H. Gower, Jr., a director of the Company and a director and officer of Minnelusa, also filed personal bankruptcy in August 1994, as Mr. Gower had personally guaranteed the same Minnelusa notes. A Plan of Reorganization for Minnelusa was filed with the court in Florida and this plan was approved at a confirmation hearing in February 1995, in the District Court in Fort Myers, Florida. In March 1995 Minnelusa emerged from bankruptcy. As a part of the Plan of Reorganization for Minnelusa, Minnelusa agreed to pay the claims of the three individual Minnelusa shareholders who originally filed a lawsuit ("claimants") against Minnelusa, on or before March 13, 1998. Mr. Gower also settled with the claimants and agreed to pay any amount due to the claimants that is not timely paid by Minnelusa.

     The executive officers of the Company, all of whom are named above, are elected annually at the first meeting of the Company's Board of Directors held after each annual meeting of shareholders and serve at the pleasure of the Board of Directors. Matthew R. Hoovler is the son of Paul V. Hoovler. With this exception, there are no family relationships among the officers or directors and, except as stated under "Certain Transactions", there are no arrangements or understandings pursuant to which any of them was elected as an officer or director. No director is a director or officer of any other public company.

     To be elected, the nominees for director must receive the affirmative vote of a majority of the shares of the Company's common stock represented in person or by proxy at the Annual Meeting of Shareholders. The votes withheld in the election of directors will be counted as being present at the Annual Meeting of Shareholders for purposes of determining a quorum and will have the effect of a vote against the directors.

                               DIRECTORS MEETINGS

     During the fiscal year ended November 30, 1995, the Company held ten directors' meetings, three of which consisted of consent directors' minutes signed by all directors. The consent directors' minutes reflect decisions reached by all of the directors following discussions among the directors. All of the Company's directors attended in person or by telephone the seven directors' meetings which actually were held. The Company's Board of Directors has no standing audit, nominating or compensation committee.

                             EXECUTIVE COMPENSATION

     The following table sets forth for the Company's last three fiscal years ended November 30, 1995, 1994 and 1993, the compensation paid by the Company for services rendered in all capacities to the Company to Paul V. Hoovler, who was the chief executive officer of the Company during the Company's fiscal year ended November 30, 1995. No person who served as an executive officer of the Company during the Company's fiscal year ended November 30, 1995, received total annual salary and bonus in excess of $100,000 from the Company during the Company's fiscal year ended November 30, 1995:



                           Summary Compensation Table

                                                                        Long Term
                                                                       Compensation
                                         Annual Compensation              Awards
                                  -----------------------------------   ----------
                    Year                               Other            Securities    All
Name and            Ended                              Annual           Underlying    Other
Principal Position  November 30,  Salary($)   Bonus($) Compensation($)  Options (#)   Compensation($)
- ------------------  ------------  ---------   -------  --------------   ----------    --------------


Paul V. Hoovler ...      1995     $60,000        -        $  4,413         --      $40,000 (3)
President and Chief
Executive Officer
                         1994     $60,000        -        $  3,518         --(2    $40,000 (3)
                         1993     $60,000        -        $  5,620       37,500    $40,000 (3)
- --------------

(1) The Company has a Royalty Participation Plan which is intended to provide incentive for the Company's employees and to enable the Company to attract, motivate and retain in its employ key employees. Each employee of the Company becomes a participant in the plan upon expiration of a 90-day probationary period after the date of employment. The Company contributes to the plan certain oil, gas and other nonproducing hydrocarbon royalty interests and the proceeds from production received by the Company which are attributable to the royalty interests. On the last day of the plan year, the Committee, which currently consists of all of the directors of the Company, allocated the net income of the plan for the plan year among those participants employed by the Company on the last day of the plan year, together with those participants whose interests are vested. The net income of the plan is allocated by assigning each participant to a group and by assigning a "multiplier" factor to each group. Each participant is then assigned a percentage of division within the group. The determination of the Committee as to placing participants in a particular group and the multiplier to be assigned to each group is solely within the discretion of the Committee.

         The amount allocated to non-management employees vests during the fiscal year after 60 months of employment and the amount allocated to management employees vests during the fiscal year after 37 months of employment. The plan has been extended by the Board of Directors to December 31, 1997, and thereafter will be evaluated for continuance on an annual basis. Paul V. Hoovler was distributed $4,413 from the plan for the plan year ended December 31, 1995.

(2) Represents warrants to purchase 37,500 shares of the Company's common stock that were acquired by Mr. Hoovler from the Company in March, 1993. The warrants are exercisable at a price of $.40 per share and were acquired in a private offering by the Company on the same terms as persons who were not affiliated with the Company acquired warrants. On October 11, 1994, Mr. Hoovler exercised the warrants (37,500 shares) at $.40 per share for a total sum of $15,000.

(3) The Company has a Deferred Compensation and Death Benefit Plan for Paul V. Hoovler. The plan allows for Mr. Hoovler to continue in active employment of the Company until age 70.5. The Company pays Mr. Hoovler $40,000 annually ($40,000) from this plan. If Mr. Hoovler voluntarily terminates his employment prior to his retirement, disability, or death, he or his estate will receive the remaining residual funds to be disbursed from the plan. If Mr. Hoovler dies prior to retirement or other termination of employment, Mr. Hoovler's estate will receive the remaining residual funds to be disbursed from the plan. The plan is funded by a life insurance policy on the life of Mr. Hoovler which provides for the major portion of any costs to the Company. The plan was fully funded when the Company paid the final payment of a premium of $18,000 on a life insurance policy insuring the life of Paul V. Hoovler.

Option Grants in Fiscal Year Ended November 30, 1995

     No options were granted by the Company to Paul V. Hoovler during the Company's fiscal year ended November 30, 1995.
- --------------

Fiscal Year-End Option Values

     The following table sets forth information concerning the unexercised options (warrants) held by Paul V. Hoovler at November 30, 1995:


                               Number of Securities
                               Underlying Unexercised                  Value of Unexercised
                                   Options as of                     In-the-Money Options at
                                November 30, 1995(#)                   November 30, 1995($)
                          -------------------------------    ----------------------------------
Name                      Exerciseable      Unexercisable    Exercisable           Unexercisable
- ----                      ------------      -------------    -----------           -------------

Paul V. Hoovler ........     500,000             -0-         $274,062.50              -0-

- --------------

(1) The value was determined by multiplying the number of shares underlying the options (warrants) by the difference between the exercise price and the average of the closing bid and asked price of the Company's common stock on November 30, 1995. No options (warrants) were exercised by Paul V. Hoovler during the Company's fiscal year ended November 30, 1995.

Compensation of Directors

     There were no standard or other arrangements for the compensation of the Company's directors in effect for the Company's fiscal year ended November 30, 1995.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Based solely upon a review of the Forms 3 and 4 and any amendments thereto furnished to the Company during the Company's fiscal year ended November 30, 1995, and Form 5 and amendments thereto furnished to the Company with respect to such fiscal year, during the Company's fiscal year ended November 30, 1995, no persons who were directors, officers or beneficial owners of more than 10% of the Company's outstanding Common Stock during such fiscal year filed late reports on Form 3, 4, or 5.

                              CERTAIN TRANSACTIONS

     In early September 1994, the Company signed a letter of intent with Central Asian Petroleum, Inc., a Delaware corporation ("CAP-D"), and Overseas Consulting Services Company, Inc. ("OCSCO"), both private companies based in Houston, Texas, to jointly pursue the registration and development of the Karakuduk Field, a shut-in oil field in the central Asian Republic of Kazakstan, that was discovered in the early 1970s but never placed in production.

     In mid-September 1994, the Company acquired a 25% interest in Central Asian Petroleum Guernsey Limited ("CAP-G"), with headquarters in Ankara, Turkey. CAP-G has a 50% interest in Karakuduk Munay, Inc. ("KKM"), which holds 100% of the right to develop the Karakuduk Field. As a result of the acquisition of the 25% interest in CAP-G, the Company had a 12.5% beneficial interest in KKM and the Karakuduk Field. In April 1995, the Company acquired all of the stock of CAP-D, which also owned an interest in CAP-G. As a result of the acquisition of CAP-D, the Company's beneficial interest in CAP-G increased to 45%, giving the Company a 22.5% beneficial interest in KKM and the Karakuduk Field.

     Under terms of the acquisition of CAP-D, the former shareholders of CAP-D have certain rights to cause the Company to nominate persons selected by the former shareholders to the Company's Board of Directors. The first director, Jay
W. McGee, was elected at the Company's 1995 Annual Meeting of Shareholders. See "Election of Directors". Additionally, in connection with the acquisition, the Company may be required to pay a brokerage fee to Mr. McGee in the amount of $175,000. The Company paid to Mr. McGee $50,000 in 1995 and the balance is payable upon the occurrence of certain milestones in development of the Karakuduk Field. Under the terms pursuant to which CAP-D was acquired, the Company issued 4,500,000 shares of restricted common stock which will be held in escrow and released to the former shareholders of CAP-D, including Messrs. Jeffs, McGee and Dilling, or affiliates of them, from time to time in connection with development of the Karakuduk Filed.

     The Company has agreed to issue a minimum of 350,000 shares of the Company's restricted common stock to Howard Karren, a director of the Company. Mr. Karren is or will be a shareholder and principal of MD International, Inc. ("MDI"), a private corporation which holds certain rights in a joint venture that is attempting to negotiate for the development of natural gas fields in Uzbekistan. The Company is negotiating to acquire MDI. If a satisfactory acquisition of MDI is consummated by the Company as presently proposed, the Company would issue up to 6,400,000 shares of its restricted common stock to the shareholders of MDI, including the 350,000 shares to Mr. Karren. If the transaction is not consummated, the Company will issue the shares to Mr. Karren or persons he designates.

     Mr. Karren was appointed a director and chairman of the board of the Company's Board of Directors, along with James A. Jeffs and Peter G. Dilling, in connection with the Company's loan of $750,000 received from an unaffiliated party in November 1995. The Company was required to keep Messrs. Karren, Jeffs, and Dilling as directors until the loan was paid in full on April 19, 1996.

     On April 5, 1996, the Company completed a private placement of 14,000,000 shares of the Company's common stock at $0.50 a share for a gross amount of $7,000,000. In connection with the private placement, the Company issued a five year warrant to purchase 1,022,000 shares of the Company's common stock, for a nominal amount, to Allen & Company Incorporated ("Allen") and paid $21,849 of Allen's expenses. Allen also purchased shares of the Company's common stock in the private placement on the same terms and conditions as other purchasers thereof. The Company also issued Allen a three year warrant to purchase 200,000 shares of the Company's common stock at $0.25 per share, in connection with the $250,000 loan referred to above. Drake and Company, Crescent Investment and Whittier Ventures, LLC also purchased shares of the Company's common stock in the private placement on the same terms and conditions as other purchasers thereof. See "Voting Securities and Principal Shareholders".

           PROPOSAL TO AMEND ARTICLE FOURTH OF THE COMPANY'S RESTATED
                     ARTICLES OF INCORPORATION + AMENDMENTS

     At the present time, the Company is authorized to issue 50,000,000 shares of common stock of which 36,744,192 shares of common stock are outstanding. An additional 4,080,325 shares of the Company's common stock are reserved for issuance upon the exercise of outstanding options and warrants.

     As mentioned under "Certain Transactions", the Company may acquire MDI for up to 6,400,000 shares of the Company's Restricted common stock. In addition, the Company needs additional funding to meet its ongoing financial requirements relative to the development of the Karakuduk Field. At the present time, the Company is contemplating raising its additional capital needs through debt or equity offerings, encumbering properties or entering into arrangements whereby certain costs of exploration and development will be paid by others to earn an interest in the properties. If the Company elects to raise its capital needs through equity offerings, the Company believes it will need more than the
2,775,483 (assuming the Company acquires MDI for 6,400,000 shares) shares of common stock that would be available for issuance in any offering. The Board of Directors of the Company is recommending to the shareholders that Article FOURTH of the Restated Articles of Incorporation + Amendments of the Company be amended to increase the number of shares of $0.10 par value common stock the Company is authorized to issue from 50,000,000 shares to 100,000,000 shares. If such amendment to Article FOURTH is adopted, Article FOURTH (which includes correction of a typographical error to change the word "whereof" to the word "thereof" at the end of the paragraph entitled "Preferred" in Paragraph 2) will read as follows:

     "Article FOURTH

     Paragraph 1: The aggregate number of shares which the corporation shall have authority to issue is:


                                                  Par Value        Number of Shares
Class                                             Per Share           Authorized
- -----                                             ---------        ----------------


Common ........................................   $ 0.10             100,000,000
Preferred .....................................   No par value         1,000,000


     Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights with respect to the shares of each class are:

     Common:   All shares shall be fully paid and nonassessable for any purpose.

     Preferred: The Board of Directors hereby is expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of preferred stock, for the issuance, from time to time, of one or more series of preferred stock for any proper purpose without shareholder approval, except where shareholder approval is required by law. The Board of Directors is expressly vested with the right to determine, with respect to the preferred stock and each series thereof, the following:

     (a) The designation of such series, the number of shares to constitute such series and the stated value thereof if different from the par value thereof:

     (b) Whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights which may be general or limited;

     (c) The dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of this class;

     (d) Whether the shares of such series shall be subject to redemption by the corporation, and, if, so, the times, prices and other terms and conditions of such redemption;

     (e) The amount or amounts payable upon such shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the corporation;

     (f) Whether the shares of such series shall be subject to the operation of a retirement or sinking fund, and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operations thereof;

     (g) Whether the shares of such series shall be convertible into or exchangeable for, shares of stock of any other class or classes or of any other series of preferred stock or any other class or classes of capital stock, and if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of such conversion or exchange;

     (h) The limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, or upon the purchase, redemption or other acquisition by the corporation of, the common stock or shares of any other class or any other series of preferred stock; and

     (i) The conditions or restrictions, if any, upon the creation of indebtedness of the corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of preferred stock or of any other class or classes.

         The holders of common stock shall have and possess all rights as stockholders of the corporation, including such rights as may be granted elsewhere by these Restated Articles of Incorporation + Amendments except as such rights may be limited by the preferences, privileges and voting powers, and the restrictions and limitations of the preferred stock.

         Subject to preferential dividend rights, if any, of the holders of preferred stock, dividends upon the common stock may be declared by the Board of Directors and paid out of any funds legally available therefor at such times and in such amounts as the Board of Directors shall determine.

         Dividends on shares of common stock and preferred stock may be paid in shares of common stock or preferred stock."

         Except as stated herein, the Company currently has no plans to issue any additional shares of common stock. If the proposal to amend Article FOURTH of the Company's restated Articles of Incorporation + Amendments is approved, the Board of Directors in its sole discretion and without further approval of the stockholders, would have the authority to determine, when, if and at what price the unreserved and unissued shares of authorized common stock would be issued in the future. Although the Board of Directors has no current plans for further issuances of the Company's common stock except as described herein, shares of common stock could be issued to acquire additional capital, for mergers and acquisitions, as employee compensation, as well as other purposes. In addition, without further approval by the stockholders, the Board of Directors could cause the unreserved and unissued shares of common stock to be used as a device to defend against take-over of the Company by a third party. At the present time, the Board of Directors is not aware of any plans by any person to attempt such a take-over of the Company.

         Approval of the amendment of the Restated Articles of Incorporation + Amendments requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock. Abstentions and broker non-votes will be counted for the purposes of determining a quorum and, thus, will be counted as votes against the approval of the amendment to the Restated Articles of Incorporation + Amendments. The Company's directors intend to vote FOR and recommend that the shareholders vote FOR approval of the Amendment to the Restated Articles of Incorporation + Amendments.

                               COMPANY ACCOUNTANTS

     Grant Thornton was the Company's independent auditor for the fiscal year ended November 30, 1995. No selection of an independent auditor has yet been made for the Company's fiscal year ending November 30, 1996, because the Board of Directors has not met to consider the matter. A representative of Grant Thornton is expected to be present at the Annual Meeting of Shareholders and have the opportunity to make a statement if the representative so desires. Such representative also is expected to be available to respond to appropriate questions at that time.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals for inclusion in the Company's proxy materials relating to the next annual meeting of shareholders must be received by the Company on or before February 9, 1997.

                         1995 ANNUAL REPORT ON FORM 10-K

     SHAREHOLDERS WHO WISH TO OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED NOVEMBER 30, 1995, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, SHOULD ADDRESS A WRITTEN REQUEST TO PAUL
V. HOOVLER, PRESIDENT, CHAPARRAL RESOURCES, INC., 621 - 17TH STREET, SUITE 1301, DENVER, COLORADO 80293.

                             SOLICITATION OF PROXIES

     The cost of soliciting Proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. Solicitations will be made by use of the mails, except that, if necessary, officers and regular employees of the Company may make solicitations of Proxies by telephone, or telegraph or by personal calls for which the employees will not receive additional compensation. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse them for their reasonable expenses in this connection.

                                 OTHER BUSINESS

     The Company's Management does not know of any matters to be presented at the Annual Meeting of Shareholders other than the matters set forth herein. If any business should come before the meeting, the persons named in the enclosed Proxy will vote such Proxy according to their judgment of such matters.

     The above Notice and Proxy Statement are sent by order of the Board of Directors.



                                               BARRY W. SPECTOR
                                               Corporate Secretary



Denver, Colorado
June 7, 1996

                                                               PRELIMINARY COPY

                                      PROXY
                            CHAPARRAL RESOURCES, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            To be Held July 17, 1996

     The undersigned hereby constitutes and appoints Paul V. Hoovler, Barry W. Spector and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of common stock of Chaparral Resources, Inc. at the Annual Meeting of Shareholders to be held in the Conference Room, 900 Denver Club Building, 518 - 17th Street, Denver, CO 80202 on July 17, 1996, at 10:00 a.m., Mountain Time, and at all adjournments thereof for the following purposes:

(1)   ELECTION OF DIRECTORS

     o FOR all nominees listed below (except as marked to the contrary below)

     o WITHHOLD AUTHORITY to vote for all nominees listed blow

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW. UNLESS THE PROXIES ARE OTHERWISE INSTRUCTED, YOUR TOTAL VOTE FOR DIRECTORS WILL BE CAST EQUALLY FOR THE NOMINEES WITH RESPECT TO WHOM YOU DO NOT WITHHOLD AUTHORITY.

     Paul V. Hoovler                              Jay W. McGee
     Matthew R. Hoovler                           James A. Jeffs
     Barry W. Spector                             Howard Karren
     Frank H. Gower                               Peter G. Dilling

(2) Approval of a proposal to amend Article FOURTH of the Company's Articles of Incorporation to increase the number of shares of $0.10 par value common stock the Company is authorized to issue from 50,000,000 shares to 100,000,000 shares and to correct a typographical error therein.

          [  ]  FOR      [  ] AGAINST        [  ] ABSTAIN FROM VOTING

(3) In their discretion, the Proxies are authorized to vote upon such other business as lawfully may come before the meeting. The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said attorneys and proxies lawfully may do by virtue hereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING FOR ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE AND FOR APPROVAL OF THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION.

     It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Annual Meeting of Shareholders to the undersigned. The proxies and attorneys intend to vote the shares represented by this proxy on such matters, if any, as determined by the Board of Directors.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished therewith.

                               Dated and Signed: _______________________, 1996

                               --------------------------------------

                               --------------------------------------
                               SIGNATURE(s) OF SHAREHOLDER(s)

                               Signature(s) should agree with name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THIS PROXY TO AMERICAN SECURITIES TRANSFER, INC. 938 QUAIL STREET, SUITE 101, LAKEWOOD, COLORADO 80215. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.